                                                                    EXHIBIT 99.2

                           SOFTKEY INTERNATIONAL INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                                     JUNE 30,      DECEMBER 31,
                                                                       1995            1994
                                                                    -----------     ------------
                                                                    (UNAUDITED)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.......................................   $  93,447        $ 12,205
  Accounts receivable, less allowances for returns and doubtful
     accounts of $7,535 and $6,744, respectively..................      20,607          16,745
  Inventories.....................................................      11,725           9,795
  Other current assets............................................       8,096           8,247
                                                                     ---------        --------
                                                                       133,875          46,992
Property and equipment, net.......................................      11,956           9,325
Goodwill, net.....................................................      31,337          32,051
Other assets......................................................       6,171           2,447
                                                                     ---------        --------
                                                                     $ 183,339        $ 90,815
                                                                     =========        ========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and accrued liabilities........................   $  23,064        $ 29,455
  Current portion of long-term obligations........................       7,024           2,016
                                                                     ---------        --------
                                                                        30,088          31,471
LONG-TERM OBLIGATIONS.............................................       7,704          17,536
DEFERRED INCOME TAXES.............................................       4,339           4,323
                                                                     ---------        --------
                                                                        42,131          53,330
                                                                     ---------        --------
STOCKHOLDERS' EQUITY..............................................     141,208          37,485
                                                                     ---------        --------
                                                                     $ 183,339        $ 90,815
                                                                     =========        ========

  The accompanying notes are an integral part of these condensed consolidated financial statements.

                           SOFTKEY INTERNATIONAL INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)

                                                                         SIX MONTHS ENDED
                                                                             JUNE 30,
                                                                    ---------------------------
                                                                       1995            1994
                                                                    -----------     -----------
REVENUES........................................................... $    77,829     $    62,090
COST OF REVENUES...................................................      25,907          21,743
                                                                    -----------     -----------
  GROSS MARGIN.....................................................      51,922          40,347
                                                                    -----------     -----------
OPERATING EXPENSES:
  Sales, marketing and support.....................................      18,145          12,941
  General and administrative.......................................      12,355          11,117
  Research and development.........................................       5,667           3,308
                                                                    -----------     -----------
                                                                         36,167          27,366
                                                                    -----------     -----------
OPERATING INCOME...................................................      15,755          12,981
INTEREST EXPENSE, NET..............................................        (757)            315
                                                                    -----------     -----------
INCOME BEFORE TAXES................................................      14,998          13,296
PROVISION FOR INCOME TAXES.........................................       2,203           3,051
                                                                    -----------     -----------
NET INCOME......................................................... $    12,795     $    10,245
                                                                    ===========     ===========
NET INCOME PER SHARE-FULLY DILUTED................................. $      0.54     $      0.53
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING......................  23,801,000      20,079,000

  The accompanying notes are an integral part of these condensed consolidated financial statements.

                           SOFTKEY INTERNATIONAL INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                            SIX MONTHS ENDED
                                                                                JUNE 30,
                                                                           -------------------
                                                                            1995        1994
                                                                           -------     -------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.............................................................  $12,795     $10,245
  Adjustments to reconcile net income to net cash used for operating activities:
     Depreciation and amortization.......................................    4,334       1,640
     Changes in operating assets and liabilities:
       Accounts receivable...............................................   (3,862)       (662)
       Accounts payable and accruals.....................................   (6,391)     (5,332)
       Other.............................................................   (5,586)     (9,570)
                                                                           -------     -------
                                                                             1,290      (3,679)
                                                                           -------     -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of fixed assets, net..........................................   (6,251)     (1,409)
  Other..................................................................   (3,724)        518
                                                                           -------     -------
                                                                            (9,975)       (891)
                                                                           -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowing under capital leases and long-term debt, net.................    2,661          (5)
  Issuance of common stock, net..........................................   91,686       5,606
  Repayment of line-of-credit............................................   (4,699)      --
  Redemption of Series B preferred stock.................................    --         (4,660)
                                                                           -------     -------
                                                                            89,648         941
                                                                           -------     -------
EFFECT OF EXCHANGE RATE CHANGES ON CASH..................................      279         684
NET CHANGE IN CASH AND CASH EQUIVALENTS..................................   81,242      (2,945)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD...........................   12,205      22,797
                                                                           -------     -------
CASH AND CASH EQUIVALENTS, END OF PERIOD.................................  $93,447     $19,852
                                                                           =======     =======

  The accompanying notes are an integral part of these condensed consolidated financial statements.

                           SOFTKEY INTERNATIONAL INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                  (UNAUDITED)

1.  BASIS OF PRESENTATION

     The condensed consolidated financial statements for the six months ended June 30, 1995 and 1994 are unaudited and reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods. These condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994. The results of operations for the six months ended June 30, 1995 are not necessarily indicative of the results for the entire year ending December 31, 1995.

     For clarity of presentation and comparison, the periods from January 1, 1995 to July 1, 1995 and from January 1, 1994 to July 2, 1994 are referred to as the "Six Months Ended June 30, 1995" and "Six Months Ended June 30, 1994", respectively, throughout these financial statements.

     On August 31, 1995, the Company acquired all of the issued and outstanding capital stock of Future Vision in exchange for the issuance of 1,088,149 shares of common stock of the Company. The results for the Six Months Ended June 30, 1995 have been restated to reflect the pooling-of-interest accounting treatment of the transaction. The financial statements for periods prior to the Six Months Ended June 30, 1995 do not include amounts for this acquisition as they were deemed to be immaterial.

     Summarized results of operations for the Six Months Ended June 30, 1995 on a separate company and combined basis are as follows (in thousands):

                                                        SOFTKEY     FUTURE VISION     COMBINED
                                                        -------     -------------     --------
     Revenues.........................................  $74,721        $ 3,108        $77,829
     Operating income (loss)..........................   21,779         (6,024)        15,755
     Net income (loss)................................   17,973         (5,178)        12,795

2.  GOODWILL

     Goodwill represents the excess of purchase price over fair market value of identifiable assets acquired. The Company evaluates the carrying value of goodwill for possible impairment on a quarterly basis. Based upon its most recent analysis, the Company believes that no impairment of goodwill exists at June 30, 1995.

3.  LONG-TERM OBLIGATIONS

                                                                JUNE 30, 1995      DECEMBER 31, 1994
                                                                --------------     -----------------
Revolving line-of-credit......................................     $  3,001             $ 7,700
Related party debt............................................        4,954               2,123
Capital leases................................................        2,241               2,411
Accrued minimum royalties.....................................        2,210               2,415
Other.........................................................        2,322               4,903
                                                                --------------     -----------------
                                                                     14,728              19,552
Less: current portion.........................................       (7,024)             (2,016)
                                                                --------------     -----------------
                                                                   $  7,704             $17,536
                                                                ===========        =============

     The long-term related party debt includes $2,000 of debt that converted into equity in August, 1995.

4.  INVENTORIES

     Inventories consist primarily of finished goods at June 30, 1995 and December 31, 1994.

5.  COMPUTATION OF EARNINGS PER SHARE

     Net income per share is computed using the weighted average number of common and dilutive common stock equivalent shares outstanding during the period. Dilutive common stock equivalent shares consist of convertible debentures and notes, convertible Series A and Series B preferred stock and stock options and warrants using the treasury stock method. The computations do not include common stock equivalents where the effect would not be dilutive. Primary earnings per share computations do not materially differ from fully diluted earnings per share.

6.  COMMITMENTS AND CONTINGENCIES

  COMPETITION ACT INQUIRY (CANADA)

     On June 10, 1994, the Director of Investigation and Research under the Competition Act (Canada) (the "Act") commenced an inquiry in Canada under the non-criminal, reviewable practices provisions of the Act respecting the activities of SoftKey Software Products Inc. ("SoftKey Software") in the tax preparation software business in Canada. On June 28, 1994, an order requiring SoftKey Software, along with other companies in the Canadian tax preparation software business, to produce certain documents and information respecting the Canadian tax preparation software industry was issued by the Federal Court of Canada, Trial Division. SoftKey Software has provided the Canadian Bureau of Competition Policy (the "Bureau") with the documents and information sought by the Bureau and is continuing to cooperate with the Bureau in its inquiry into the relevant activities. At this time, no formal application has been made seeking remedy under the Act. Management does not currently expect that the outcome of this inquiry will have a material adverse effect on the Company.

OTHER LITIGATION

     The Company is a defendant in various legal actions involving copyright, breach of contract and various other claims incident to the conduct of its business. Management does not expect the Company to suffer any material liability by reason of such actions.

7.  SUBSEQUENT EVENTS

ACQUISITION OF TEWI VERLAG GMBH

     On July 21, 1995, the Company acquired tewi Verlag GmbH ("tewi"), a publisher and distributor of CD-ROM software and computer related books, located in Munich, Germany. The purchase price was settled by a combination of cash and issuance of common stock. The Company issued 99,045 shares of common stock for $3,640 and may issue additional shares of Common Stock to a former shareholder of tewi pursuant to an earn-out agreement. The Company also paid cash consideration of $12,688 for all of the share capital of tewi. The transaction will be accounted for as a purchase.

     The purchase price will be allocated as follows:

          Goodwill........................................................  $19,265
          Less: net liabilities assumed...................................   (2,101)
                                                                            -------
          Stock issued and cash paid, including transaction costs.........  $17,164
                                                                            =======

     The amortization of goodwill resulting from the purchase will be amortized over its estimated useful life of 20 years on a straight-line basis. Pro-forma consolidated financial information adjusted to give effect to the acquisition of tewi, is as follows:

                                      YEAR ENDED DECEMBER 31, 1994(C)
                                -------------------------------------------         SIX MONTHS ENDED JUNE 30, 1995
                                                                     PRO      -------------------------------------------
                                SOFTKEY     TEWI     ADJUSTMENTS    FORMA     SOFTKEY    TEWI     ADJUSTMENTS   PRO FORMA
                                --------   -------   -----------   --------   -------   -------   -----------   ---------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
OPERATING INFORMATION(A):
Revenues....................... $121,287   $12,320     $    --     $133,607   $77,829   $ 3,720      $  --       $81,549
Cost of revenues...............   39,085     8,913          --       47,998    25,907     5,161         --        31,068
                                --------   -------      ------     --------   -------   -------      -----       -------
Gross margin...................   82,202     3,407          --       85,609    51,922    (1,441)        --        50,481
                                --------   -------      ------     --------   -------   -------      -----       -------
  Sales, marketing and
     support...................   27,274     2,775          --       30,049    18,145     1,439         --        19,584
  General and administrative...   22,444     1,298         963       24,705    12,355       709        482        13,546
  Research and development.....    6,696        --          --        6,696     5,667        --         --         5,667
  Purchased research and
     development...............       --        --          --           --        --        --         --            --
  Merger and reorganization
     costs.....................    1,079        --          --        1,079        --        --         --            --
  Provision for (gain on)
     product lines sold or
     discontinued..............     (778)       --          --         (778)       --        --         --            --
  Provisions (reversals) for
     litigation................     (254)       --          --         (254)       --        --         --            --
                                --------   -------      ------     --------   -------   -------      -----       -------
  Total operating expenses.....   56,461     4,073         963       61,497    36,167     2,148        482        38,797
                                --------   -------      ------     --------   -------   -------      -----       -------
Operating income (loss)........   25,741      (666)       (963)      24,112    15,755    (3,589)      (482)       11,684
Operating income (expense).....     (535)      (91)         --         (626)     (757)      (54)        --          (811)
                                --------   -------      ------     --------   -------   -------      -----       -------
Income (loss) before taxes.....   25,206      (757)       (963)      23,486    14,998    (3,643)      (482)       10,873
Provision for income taxes.....    4,061        --          --        4,061     2,203        --         --         2,203
                                --------   -------      ------     --------   -------   -------      -----       -------
Net income (loss).............. $ 21,145   $  (757)    $  (963)    $ 19,425   $12,795   $(3,643)     $(482)      $ 8,670
                                ========   =======      ======     ========   =======   =======      =====       =======
Fully diluted net income per
  share........................    $1.04                              $0.95     $0.54                              $0.36
Shares used in computing fully
  diluted net income per
  share........................   21,115                    99       21,214    23,801                   99        23,900

                                                                        SIX MONTHS ENDED JUNE 30, 1995
                                                                 --------------------------------------------
                                                                 SOFTKEY     TEWI     ADJUSTMENTS   PRO FORMA
                                                                 --------   -------   -----------   ---------
BALANCE SHEET INFORMATION(B):
Working Capital................................................  $103,787   $(3,412)    $    --     $ 100,375
Total Assets...................................................   183,339     4,563       6,577       194,479
Total long-term obligations, less
  current portion..............................................     7,704     2,224      (2,224)        7,704
Total stockholders' equity (deficit)...........................   141,208    (4,486)      8,330       145,052

---------------

(a) The pro forma operating information has been prepared assuming the acquisition of tewi, a German publisher and distributor of CD-ROM software and computer related books, by the Company occurred at the beginning of each of the fiscal year ended December 31, 1994 and the six-month interim period ended June 30, 1995. Pro forma adjustments have been recorded to reflect the amortization of goodwill resulting from the purchase over its estimated useful life of 20 years on a straight-line basis. There were no intercorporate transactions that required elimination.

(b) The pro forma balance sheet information has been prepared assuming the acquisition of tewi by the Company occurred on June 30, 1995.

(c) The financial information for periods prior to the Six Months Ended June 30, 1995 do not include amounts for the acquisition of Future Vision as they were deemed to be immaterial.

REDEMPTION OF WARRANTS

     On July 31, 1995, the Company announced that it would redeem all of its 2,925,000 publicly traded warrants for $.10 per warrant on August 31, 1995 in accordance with the terms and conditions of the warrants. As of September 30, 1995, holders of such warrants received in exchange for warrants an aggregate of 289,959 shares of Common Stock. The remaining approximately 25,410 warrants were redeemed by the Company.